Exhibit 99.1

PROGRESS ACQUISITION CORP. ANNOUNCES MAILING OF ITS EXTENSION DEFINITIVE PROXY STATEMENT FOR A SHAREHOLDER MEETING ON OCTOBER 27, 2022

Boston, MA, Oct. 14, 2022 (GLOBE NEWSWIRE) -- Progress Acquisition Corp. (“Progress” or the “Company”) (Nasdaq: “PGRW”, “PGRWU”, “PGRWW”) announced the mailing of a definitive proxy statement, dated October 12, 2022 (the “Extension Proxy Statement”), to hold a special meeting in lieu of annual meeting of stockholders (on October 27, 2022 (the “Meeting”) to approve an extension of the date by which Progress must consummate an initial business combination to on or before May 8, 2023 (the “Extended Date”) (the “Charter Extension”). Progress commenced mailing of the Extension Proxy Statement on October 13, 2022.

The Meeting will be held virtually on October 27, 2022 at 10:00 AM, Eastern Time and can be accessed by visiting https://www.cstproxy.com/progressacquisition/2022. The Company’s stockholders of record at the close of business on the record date, October 3, 2022, are entitled to vote the shares of common stock of Progress owned by them at the Meeting. Every stockholder’s vote is important, regardless of the number of shares held, and the Company requests the prompt submission of votes. Stockholders can vote online, by telephone, or by mail, simply by following the instructions on their proxy card.

If the proposal to approve the Charter Extension (the “Extension Amendment Proposal”) is approved and the board of directors decides to implement the Charter Extension, Progress Capital I LLC (the “Sponsor”) or its designees have agreed to contribute to the Company a loan (the “Charter Extension Loan”) of $50,000 per month, for each calendar month (commencing on November 8, 2022 and on the 8th day of each subsequent month) until the Extended Date (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination, for up to an aggregate of $300,000. Each Charter Extension Loan will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Extension and the length of the extension period that will be needed to complete the business combination. For example, if Progress takes until February 8, 2023, to complete our Business Combination, which would represent three calendar months, the Sponsor or its designees would make aggregate Contributions of $150,000. In such case, then if 16,250,000 public shares are redeemed and 1,000,000 of our public shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such three-month period will be approximately $0.15 per share, resulting in a total redemption amount of approximately $10.15 per share in comparison to the current redemption amount of $10.00 per share (plus any applicable interest accrued). If we need the full amount of time, until May 8, 2023, to complete our Business Combination, then the Sponsor or its designees would make aggregate Contributions of $300,000. In such case, then if 16,250,000 public shares are redeemed and 1,000,000 of our public shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such six-month period will be approximately $0.30 per share, resulting in a total redemption amount of approximately $10.30 per share in comparison to the current redemption amount of $10.00 per share (plus any applicable interest accrued).

Any Charter Extension Loan is conditioned upon the implementation of the Charter Extension. No Charter Extension Loan will occur if the Charter Extension is not approved or if the Charter Extension is not completed. The amount of each Charter Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If the Company opts not to utilize any remaining portion of the Charter Extension, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.

The Company’s stockholders and other interested persons are advised to read the Extension Proxy Statement. Shareholders are also able to obtain copies of the Extension Proxy Statement and other relevant materials filed with the Securities and Exchange (the “SEC”), without charge, at the SEC’s web site at www.sec.gov, or by directing a request to Progress’ proxy solicitation agent at the following address and telephone number: Morrow Sodali, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll Free Telephone: (800) 662-5200, Main Telephone: (203) 658-9400, E-mail: PGRW.info@investor.morrowsodali.com.

About Progress Acquisition Corp.

Progress Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. While the Company may pursue an acquisition in any business industry or sector, it intends to focus on opportunities in media, entertainment, and technology, with an emphasis on attractive targets that fall in the digital ecosystem.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the Charter Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including Progress’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents Progress has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Progress expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Progress and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Progress in favor of the approval of the Charter Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Progress’ directors and officers in the Extension Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

Progress urges investors, stockholders and other interested persons to read the Extension Proxy Statement, once available, as well as other documents filed by Progress with the SEC, because these documents will contain important information about Progress and the Charter Extension. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Progress Acquisition Corp, 10 Winthrop Square Penthouse, Boston, Massachusetts 02110, e-mail: contact@progressacquisition.com.

INVESTOR RELATIONS CONTACT

Domenic Venuto
Progress Acquisition Corp.

10 Winthrop Square 6th Floor
Boston, Massachusetts 02110
E-mail: contact@progressacquisition.com
Telephone: (617) 401-2700

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